UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

GLADSTONE INVESTMENT CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

GLADSTONE INVESTMENT CORPORATION

1521 Westbranch Drive, Suite 200, McLean, Virginia, 22102

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On August 8, 2013

To Our Stockholders:

Notice Is Hereby Given that the 2013 Annual Meeting of Stockholders of Gladstone Investment Corporation (the “Annual Meeting”) will be held on Thursday, August 8, 2013, at 11:00 a.m. Eastern Daylight Time (“Eastern Time”) at the Hilton McLean Tysons Corner, located at 7920 Jones Branch Drive, McLean, Virginia, 22102, for the following purposes:

(1) To elect four directors, as outlined below:

(a) Three directors, Messrs. Paul W. Adelgren, David Gladstone and John H. Outland, to be elected by the holders of common stock and preferred stock, voting together as a single class, with such directors to serve until the 2016 Annual Meeting of Stockholders or until their successors are elected and qualified; and

(b) One director, Terry Earhart, to be elected solely by the holders of preferred stock, voting as a single class, with such director to serve until the 2016 Annual Meeting of Stockholders or until his successor is elected and qualified.

(2) To approve a proposal to authorize us, with the approval of our board of directors (the “Board”), to issue and sell shares of our common stock (during the next 12 months) at a price below its then current net asset value per share, subject to certain limitations set forth in the Proxy Statement accompanying this Notice (including, without limitation, that the number of shares issued and sold pursuant to such authority does not exceed 25% of our then outstanding common stock immediately prior to each such sale).

(3) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Our Board has fixed the close of business on Monday, June 10, 2013, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to be

Held on Thursday, August 8, 2013 at 11:00 a.m. Eastern Time at the

Hilton McLean Tysons Corner, located at 7920 Jones Branch Drive, McLean, Virginia, 22102

The Proxy Statement accompanying this Notice and annual report to stockholders  are available at www.proxyvote.com.

By Order of the Board of Directors

Michael LiCalsi

Secretary

McLean, Virginia

June 21, 2013

All of our stockholders are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are urged to complete, date, sign and return the enclosed proxy card as promptly as possible, submit your proxy electronically via the Internet, or vote by proxy over the telephone as instructed in these materials. Submitting your proxy or voting instructions promptly will assist us in reducing the expenses of additional proxy solicitation, but it will not affect your right to vote in person if you attend the Annual Meeting (and, if you are not a stockholder of record, you have obtained a legal proxy from the bank, broker, trustee or other nominee that holds your shares giving you the right to vote the shares in person at the Annual Meeting).

GLADSTONE INVESTMENT CORPORATION

1521 Westbranch Drive, Suite 200, McLean, Virginia, 22102

PROXY STATEMENT

FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On August 8, 2013

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We have sent you this Proxy Statement and the enclosed proxy card because the board of directors (the “Board”) of Gladstone Investment Corporation (“we,” “us,” or the “Company”) is soliciting your proxy to vote at the Company’s 2013 Annual Meeting of Stockholders (the “meeting” or “annual meeting”), including adjournments or postponements thereof, if any. You are invited to attend the annual meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to vote by proxy over the telephone or through the Internet.

These materials, along with the Notice of Annual Meeting and our annual report for the fiscal year ended March 31, 2013, are first being sent to all stockholders of record entitled to vote at the annual meeting on or about June 21, 2013.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES EITHER BY MAIL, BY TELEPHONE OR THROUGH THE INTERNET.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON AUGUST 8, 2013:

The Notice of Annual Meeting, this Proxy Statement and our annual report to stockholders for the fiscal year ended March 31, 2013 are available at the following Internet address: www.proxyvote.com.

How can I attend the annual meeting?

The meeting will be held on Thursday, August 8, 2013, at 11:00 a.m. Eastern Daylight Time (“Eastern Time”) at the Hilton McLean Tysons Corner, located at 7920 Jones Branch Drive, McLean, Virginia, 22102. Directions to the annual meeting may be found at www.gladstoneinvestment.com. Information on how to vote in person at the annual meeting is discussed below.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on June 10, 2013, will be entitled to vote at the annual meeting. On this record date, there were 26,475,958 shares of common stock outstanding and entitled to vote and 1,600,000 shares of preferred stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on June 10, 2013, your shares were registered directly in your name with our transfer agent, Computershare Shareowner Services, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or through the Internet, as instructed below, to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on June 10, 2013, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account and shares is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are two matters scheduled for a vote at the annual meeting:

•	Proposal 1, to elect four directors, as follows:

(a)	Three directors, Paul W. Adelgren, David Gladstone and John H. Outland, to be elected by the holders of common stock and preferred stock, voting together as a single class, with such directors to serve until the 2016 Annual Meeting of Stockholders or until their successors are elected and qualified; and

(b)	One director, Terry Earhart, to be elected solely by the holders of preferred stock, voting as a single class, with such director to serve until the 2016 Annual Meeting of Stockholders, or until his successor is elected and qualified;

•

Proposal 2, to approve of a proposal to authorize us, with the approval of our Board, to issue and sell shares of our common stock (during the next 12 months) at a price below its then current net asset value (“NAV”) per share, subject to certain limitations set forth herein (including, without limitation, that the number of shares issued and sold pursuant to such authority does not exceed 25% of our then outstanding common stock immediately prior to each such sale).

We will hold a conference call to discuss the matters scheduled for a vote at the annual meeting on June 26, 2013 at 9:00 a.m. Eastern Time. Stockholders will have an opportunity to ask questions regarding the proposals during the conference call. You may call (800) 860-2442 (international callers must dial (412) 858-4600 to enter the conference call). An operator will monitor the call and set a queue for any questions. A conference call replay will be available beginning two hours after the call and will be available through the date of the annual meeting, Thursday, August 8, 2013. To hear the replay, please dial (877) 344-7529 and use conference code 10029032. The call will also be available via webcast at www.gladstoneinvestment.com. The webcast replay will also be available through the date of the annual meeting. In the event of any changes in the scheduled date and time of the call, we will issue a press release, which will be available on our website at www.gladstoneinvestment.com.

Why should I vote my shares?

Under applicable law, we must conduct an annual meeting to allow our stockholders to vote for directors and other matters properly before the meeting. Certain matters listed in this Proxy Statement require a minimum threshold of votes to pass. The number of votes needed to pass each item in this proxy is described below under the question “How many votes are needed to approve each proposal?” When stockholders do not vote their shares on items material to conducting our business, we must spend additional money to contact stockholders seeking their vote. This is very expensive and uses funds that could better benefit our stockholders in other ways. It is important that each stockholder votes to insure that these expenses are minimized.

How do I vote?

For proposal 1, you may either vote “FOR” all the nominees to our Board or you may “WITHHOLD” your vote for any nominee you specify. For proposal 2, you may vote “FOR” or “AGAINST” or abstain from voting. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the annual meeting, vote by proxy using the enclosed proxy card, or vote by proxy over the telephone or through the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person, even if you vote by proxy prior to the annual meeting.

•	To vote in person, we will give you a ballot when you arrive at the annual meeting.

•

To vote using the enclosed proxy card, simply complete, sign, date, and return it promptly in the envelope provided. To be counted, we must receive your signed proxy card by 11:59 p.m. Eastern Time on August 7, 2013, the day prior to the annual meeting.

•

To vote by proxy over the telephone, dial toll-free, 1-800-690-6903, using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number delineated on the enclosed proxy card. To be counted, we must receive your vote by 11:59 p.m. Eastern Time on August 7, 2013, the day prior to the annual meeting.

•

To vote by proxy through the Internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number delineated on the enclosed proxy card. To be counted, we must receive your vote by 11:59 p.m. Eastern Time on August 7, 2013, the day prior to the annual meeting.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization, rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by proxy over the telephone or through the Internet, as instructed by your broker or bank. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy voting instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from your Internet access provider or telephone company.

How many votes do I have?

On all matters other than proposal 1(b), you have one vote for each share of common stock you owned as of the close of business on June 10, 2013. On all matters to be voted upon, you have one vote for each share of preferred stock you owned as of the close of business on June 10, 2013.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card, or otherwise vote by proxy without making any voting selections, your shares will be voted “FOR” the election of the four nominees for director and “FOR” Proposal 2. If any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

Gladstone Investment Corporation will bear the cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to our stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock or preferred stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of our common stock or preferred stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, electronic mail or personal solicitation by directors, officers or other regular employees of Gladstone Management Corporation, our investment adviser (the “Adviser”), or Gladstone Administration, LLC (the “Administrator”). No additional compensation will be paid to directors, officers or other regular employees for such services. We have engaged Georgeson Inc. (“Georgeson”) to solicit proxies for the annual meeting. Georgeson will be paid a fee of approximately $5,500 plus out-of-pocket expenses for its basic solicitation services, which include review of proxy materials, dissemination of broker search cards, distribution of proxy materials, solicitation of brokers, banks and institutional holders, and delivery of executed proxies. The term of the agreement with Georgeson will last for the period of the solicitation, and the agreement provides that we will indemnify and hold harmless Georgeson against any third party claims, except in the case of Georgeson’s gross negligence or intentional misconduct.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you wish to revoke your proxy after 11:59 p.m. Eastern Time on August 7, 2013, you may only do so at the annual meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date specified thereon.

•	You may grant a subsequent proxy by telephone or through the Internet on a later date.

•	You may send a timely written notice that you are revoking your proxy to Gladstone Investment Corporation’s secretary at 1521 Westbranch Drive, Suite 200, McLean, Virginia, 22102.

•	You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals due for next year’s annual meeting?

We will consider for inclusion in our proxy materials for 2014 Annual Meeting of Stockholders proposals that we receive not later than February 22, 2014, and that comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and our bylaws, as amended (“Bylaws”). Stockholders must submit their proposals to our corporate secretary at 1521 Westbranch Drive, Suite 200, McLean, Virginia, 22102.

In addition, any stockholder who wishes to propose a nominee to our Board or propose any other business to be considered by the stockholders (other than a stockholder proposal to be included in our proxy materials pursuant to Rule 14a-8 of the Exchange Act) must comply with the advance notice provisions and other requirements of Article III, Section 5 of our Bylaws, a copy of which is on file with the U.S. Securities and Exchange Commission (“SEC”) and may be obtained from our corporate secretary upon request. These notice provisions require that nominations of persons for election to our Board and proposals of business to be considered by the stockholders for the 2014 Annual Meeting of Stockholders must be made in writing and submitted to our corporate secretary at the address above no earlier than April 10, 2014 (120 days before the first anniversary of our 2013 Annual Meeting of Stockholders), and not later than May 10, 2014 (90 days before the first anniversary of the 2013 Annual Meeting of Stockholders). You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

How are votes counted?

Votes will be counted by the inspector of election appointed for the annual meeting, who will separately count “FOR,” “WITHHOLD,” and with respect to proposals other than the election of directors, “AGAINST” votes and abstentions. Abstentions will be counted towards the vote total and will have the same effect as “AGAINST” votes for Proposal 2. We expect that our chief financial officer and treasurer, David Watson, will be appointed the inspector of election.

How many votes are needed to approve each proposal?

Proposal 1 — Election of Directors. Each of Paul W. Adelgren, David Gladstone and John H. Outland must be elected by a plurality of the votes cast by holders of our outstanding common stock and preferred stock, voting together as a single class. Terry Earhart must be elected by a plurality of the votes cast solely by holders of our outstanding shares of preferred stock, voting as a single class. Stockholders may not cumulate their votes. Only votes “FOR” or “WITHHELD” will affect the outcome of this proposal.

Proposal 2 — Authorization, with the approval of our Board, to issue and sell shares of our common stock (during the next 12 months) at a price below its then current NAV per share subject to certain limitations set forth herein (including, without limitation, that the number of shares issued and sold pursuant to such authority does not exceed 25% of our then outstanding common stock immediately prior to each such sale). The affirmative vote of each of the following is required to approve this proposal: (1) a majority of the outstanding common stock and preferred stock, voting together as a single class (“outstanding voting securities”); and (2) a majority of our outstanding voting securities that are not held by affiliated persons of the Company. For purposes of this proposal, the Investment Company Act of 1940 (the “1940 Act”) defines a majority of the outstanding voting securities as the vote of the lesser of: (1) 67% or more of the voting securities of the Company present at the annual meeting, if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Company. Each abstention will have the same effect as an “AGAINST” vote for this proposal.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if a majority of our total number of outstanding shares of common stock and preferred stock are represented by stockholders present at the meeting or by proxy. On the record date there were 26,475,958 shares of common stock and 1,600,000 shares of preferred stock outstanding and entitled to vote. Thus, 14,037,980 shares of common and preferred stock combined must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in a current report on Form 8-K that we expect to file with the SEC within four business days after the annual meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What proxy materials are available on the Internet?

The letter to stockholders, Proxy Statement, Form 10-K and annual report to stockholders are available at www.proxyvote.com.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board is divided into three classes. Each class has a three-year term. Vacancies on the Board may be filled by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including any vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is elected and qualified.

Holders of preferred stock are entitled, as a class, to the exclusion of the holders of all other classes of stock, to elect two directors (regardless of the total number of directors serving on our Board). One of these directors is a nominee to be considered at this annual meeting.

Our Board presently has nine members. There are four directors in the class whose term of office expires in 2013. In August 2012, Gerard Mead resigned from the Board. As a result, the size of our Board was decreased from ten directorships to nine and the size of the class whose term of office expired in 2012 was reduced from four directors to three. Then, in October 2012, our Board increased the size of the Board from nine directorships to ten, effective immediately, and increased the size of the class whose term of office expires in 2013 from three directors to four, appointing Terry Earhart to fill the resulting vacancy. In January 2013, George Stelljes resigned from our Board. This vacancy has not been filled. As a result our Board presently has nine members. Each nominee listed below, with the exception of Terry Earhart who was appointed by the Board, was previously elected by our stockholders. Each nominee is a current director of ours. If elected at the annual meeting, each nominee would serve until the 2016 Annual Meeting of Stockholders and until his successor is elected and has qualified, or, if sooner, until his death, resignation or removal.

Proposal 1(a)

The Company’s Ethics, Nominating & Corporate Governance Committee (the “Ethics Committee”) nominated three incumbent directors — Messrs. Paul W. Adelgren, David Gladstone and John H. Outland — for election by the common and preferred stockholders, voting together as a single class, for terms expiring in 2016.

Proposal 1(b)

Pursuant to the terms of the preferred stock issued by the Company in March 2012, the preferred stockholders are entitled to elect two of our directors. At our last annual meeting John D. Reilly was elected solely by the preferred stockholders for a term expiring in 2015. The Ethics Committee nominated incumbent director Terry Earhart for election solely by the preferred stockholders for a term expiring in 2016.

Each director is elected by a plurality of the votes cast at the annual meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the four nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by our management. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

We encourage directors and nominees for director to attend the annual meeting. Three of our directors attended the 2012 Annual Meeting of Stockholders.

Nominees for a Three-Year Term Expiring at the 2016 Annual Meeting of Stockholders

Name, Age, Address	Position(s) Held With Company	Term of Office and Length of Term Served	Principal Occupation(s) During the Past Five Years	Other Public Company Directorships Held by Director During the Past Five Years
Disinterested Directors

Paul W. Adelgren (70) Gladstone Investment Corporation 1521 Westbranch Drive Suite 200 McLean, Virginia, 22102	Director	Term expires at 2013 annual meeting. Director since 2005.	Pastor of Missionary Alliance Church since 1997.	Gladstone Commercial Corporation; Gladstone Capital Corporation; Gladstone Land Corporation

John H. Outland (67) Gladstone Investment Corporation 1521 Westbranch Drive Suite 200 McLean, Virginia, 22102	Director	Term expires at 2013 annual meeting. Director since 2005.	Private investor since June 2006.	Gladstone Commercial Corporation; Gladstone Capital Corporation; Gladstone Land Corporation

Terry Earhart (70)* Gladstone Investment Corporation 1521 Westbranch Drive Suite 200 McLean, Virginia, 22102	Director	Term expires at 2013 annual meeting. Director since October 2012.	Executive Vice President and a member of the board of directors of Strategic Global Services Network, a non-governmental organization, since 2005. From 1989 to 2011, professor of business information systems and management, Chair of the Faculty and Chair of the Management and Business Department at Messiah College.	Gladstone Commercial Corporation; Gladstone Investment Corporation; Gladstone Land Corporation

Interested Director

David Gladstone (71)** Gladstone Investment Corporation 1521 Westbranch Drive Suite 200 McLean, Virginia, 22102	Chairman of the Board and Chief Executive Officer	Term expires at 2013 Annual Meeting. Director since 2005.

Founder, Chief

Executive Officer and Chairman of the Board since our inception in 2005, of Gladstone Capital Corporation since its inception in 2001, of Gladstone Commercial Corporation since its inception in 2003 and of Gladstone Land Corporation since its inception. Founder, Chief Executive Officer and Chairman of the Board of our Adviser.

Gladstone Commercial Corporation; Gladstone Capital Corporation; Gladstone Land Corporation

Directors Continuing in Office Until the 2014 Annual Meeting of Stockholders

Name, Address, Age	Position(s) Held With Company	Term of Office and Length of Term Served	Principal Occupation(s) During the Past Five Years	Other Public Company Directorships Held by Director During the Past Five Years
Disinterested Directors

Michela A. English (63) Gladstone Investment Corporation 1521 Westbranch Drive Suite 200 McLean, Virginia, 22102	Director	Term expires at 2014 annual meeting. Director since 2005.

President and Chief

Executive Officer of Fight for Children, a non-profit charitable organization focused on providing high-quality education and health care services to underserved youth in Washington, D.C., since June 2006.

Gladstone Commercial Corporation; Gladstone Capital Corporation; Gladstone Land Corporation

Anthony W. Parker (67) Gladstone Investment Corporation 1521 Westbranch Drive Suite 200 McLean, Virginia, 22102	Director	Term expires at 2014 annual meeting. Director since 2005.	Founder and Chairman of the Board of Parker Tide Corp. (formerly known as Snell Professional Corp. and Medical Funding Corporation), a government contracting company providing mission critical solutions to the Federal Government, since 1997.	Gladstone Commercial Corporation; Gladstone Capital Corporation; Gladstone Land Corporation

Directors Continuing in Office Until the 2015 Annual Meeting of Stockholders

Name, Address, Age	Position(s) Held With Company	Term of Office and Length of Term Served	Principal Occupation(s) During the Past Five Years	Other Public Company Directorships Held by Director During the Past Five Years
Disinterested Director

John D. Reilly (70) Gladstone Investment Corporation 1521 Westbranch Drive Suite 200 McLean, Virginia, 22102	Director	Term expires at 2015 annual meeting. Director since 2011.	President of Reilly Investment Corporation since 1987. From 2009 to 2012, board member of Beekman Helix India, a real estate investment management company focused on India. From 2006 to present co-chairman for Community Preservation and Development Corporation. Board member of Victory Housing from 2005 to 2011, rejoining the board in 2013.	Gladstone Commercial Corporation; Gladstone Capital Corporation; Gladstone Land Corporation

Interested Directors

Terry Lee Brubaker (69)** Gladstone Investment Corporation 1521 Westbranch Drive Suite 200 McLean, Virginia, 22102	Vice Chairman, Chief Operating Officer Officer and Assistant Secretary	Term expires at 2015 annual meeting. Director since 2005.	Vice Chairman & Chief Operating Officer of the Company since 2005, and of Gladstone Capital Corporation and Gladstone Commercial Corporation since 2004. President and Chief Operating Officer of Gladstone Capital Corporation from 2001 to 2004, and of Gladstone Commercial Corporation from 2003 to 2004, Vice Chairman and Chief Operating Officer of Gladstone Land Corporation since April 2007. Vice Chairman, Chief Operating Officer and a director of our Adviser.	Gladstone Commercial Corporation; Gladstone Capital Corporation; Gladstone Land Corporation

Name, Address, Age	Position(s) Held With Company	Term of Office and Length of Term Served	Principal Occupation(s) During the Past Five Years	Other Public Company Directorships Held by Director During the Past Five Years

David A.R. Dullum (65)** Gladstone Investment Corporation 1521 Westbranch Drive Suite 200 McLean, Virginia, 22102	President	Term expires at the 2015 Annual Meeting. Director since 2005.	President of the Company since April 2008. Executive Vice President of Gladstone Capital Corporation since October 2010. Executive Vice President of Gladstone Commercial corporation since July, 2010. Senior Managing Director of our Adviser since February 2008. Partner of New England Partners, a venture capital firm, from 1995 to 2009.	Gladstone Commercial Corporation; Gladstone Capital Corporation

*	The election of director nominee Terry Earhart shall be voted upon solely by our preferred stockholders.
**	Messrs. Gladstone, Brubaker and Dullum are interested persons of Gladstone Investment Corporation, within the meaning of the 1940 Act, due to their positions as officers of our Company and of our Adviser.

Executive Officers and Certain Other Officers Who Are Not Directors

Name, Age, Address	Position(s) Held With Company	Term of Office and Length of Term Served	Principal Occupation(s) During the Past Five Years

Michael LiCalsi (43) Gladstone Investment Corporation 1521 Westbranch Drive Suite 200 McLean, Virginia, 22102	Internal Counsel and Secretary	Internal Counsel since 2009 and Secretary since 2012.	Internal Counsel for all of the Gladstone affiliated companies, including Gladstone Capital Corporation, Gladstone Commercial Corporation and Gladstone Land Corporation, since October 2009 and Secretary of each since October 2012. Managing Principal and Chief Legal Officer of Gladstone Securities, LLC since October 2010. Associate attorney at Baker Botts LLP from March 2006 through August 2009.

David Watson (37) Gladstone Investment Corporation 1521 Westbranch Drive Suite 200 McLean, Virginia, 22102	Chief Financial Officer and Treasurer	Executive Officer since 2010.	Chief Financial Officer of the Company since January 2010, Treasurer since January 2012. Chief Financial Officer of Gladstone Capital Corporation from January 2011 through April 9, 2013, Treasurer since January 2012. Director of Portfolio Accounting of MCG Capital Corporation from July 2007 until January 2010.

Qualifications of Director Nominees

When considering whether our director nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our operational and organizational structure, the Ethics Committee and the Board focused primarily on the information discussed in each of the individual backgrounds set forth above and on the following particular attributes:

•

Mr. Adelgren was selected to serve as an independent director on our Board, and to be nominated to serve another directorship term, due to his strength and experience in ethics, which also led to his appoint as chairman of our Ethics Committee as well as his past service on our Board since 2005.

•	Mr. Earhart was selected to serve as an independent director on our Board, and to be nominated to serve another directorship term, due to his experience and knowledge in enterprise management.

•

Mr. Gladstone was selected to serve as a director on our Board, and to be nominated to serve another directorship term, due to the fact that he is our founder and has greater than thirty years of experience in the industry, including his service as our chairman and chief executive officer since our inception.

•

Mr. Outland was selected to serve as an independent director on our Board, and to be nominated to serve another directorship term, due to his more than twenty years of experience in the real estate and mortgage industry as well as his past service on our Board since 2005.

Qualifications of Incumbent Directors Serving Until the 2014 or 2015 Annual Meeting of Stockholders

When considering whether our directors have the experience, qualifications, attributes and skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our operational and organizational structure, the Ethics Committee and the Board focused primarily on the information discussed in each of the individual backgrounds set forth above and on the following particular attributes:

•

Mr. Brubaker was selected to serve as a director on our Board due to his more than thirty years of experience in various mid-level and senior management positions at several corporations, as well as his past service on our Board since our inception.

•

Mr. Dullum was selected to serve as a director on our Board due to his more than thirty years of experience in various areas of the investment industry as well as his past service on our Board since our inception.

•

Ms. English was selected to serve as an independent director on our Board, due to her greater than twenty years of senior management experience at various corporations and non-profit organizations as well as her past service on our Board since 2005.

•

Mr. Parker was selected to serve as an independent director on our Board due to his expertise and experience in the field of corporate taxation as well as his past service on our Board since 2005. Mr. Parker’s knowledge of corporate tax was instrumental in his appointment to the chairmanship of our Audit Committee.

•	Mr. Reilly was selected to serve as an independent director on our Board due to his more than forty years of experience in various areas of the investment and mortgage industries.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH

NAMED NOMINEE FOR DIRECTOR IN PROPOSAL 1.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Independence

As required under the NASDAQ Global Select Market (“NASDAQ”) listing standards, our Board annually determines each director’s independence. The NASDAQ listing standards provide that a director of a business development company is considered to be independent if he or she is not an “interested person” of ours, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with us.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent registered public accounting firm, our Board has affirmatively determined that the following seven directors are independent directors within the meaning of the applicable NASDAQ listing standards: Messrs. Adelgren, Earhart, Mead, Outland, Parker and Reilly and Ms. English. Mr. Mead’s term of office expired on August 9, 2012. In making this determination, our Board found that no director or director nominee had a material or other disqualifying relationship with us. Mr. Gladstone, the chairman of our Board and chief executive officer, Mr. Brubaker, our vice chairman, chief operating officer and assistant secretary and Mr. Dullum, a director and our president, are not independent directors by virtue of their positions as our officers and their employment by our Adviser.

Meetings of the Board of Directors

Our Board met four times during the last fiscal year. Each director attended 75% or more of the aggregate of the meetings of our Board and of the committees on which he or she served that were held during the period for which he or she was a director or committee member.

As applicable under NASDAQ listing standards, which require regularly scheduled meetings of independent directors, our independent directors met four times during fiscal 2013 in regularly scheduled executive sessions at which only independent directors were present.

Corporate Leadership Structure

Since our inception, Mr. Gladstone has served as chairman of our Board and our chief executive officer. Our Board believes that our chief executive officer is best situated to serve as chairman because he is the director most familiar with our business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. In addition, Mr. Adelgren, one of our independent directors, serves as the Lead Independent Director for all meetings of our independent directors held in executive session. The Lead Independent Director has the responsibility of presiding at all executive sessions of our Board, consulting with the chairman and chief executive officer on Board and committee meeting agendas, acting as a liaison between management and the independent directors and facilitating teamwork and communication between the independent directors and management.

Our Board believes the combined role of chairman and chief executive officer, together with an independent Lead Independent Director, is in the best interest of stockholders because it provides the appropriate balance between strategic development and independent oversight of risk management. In coming to this conclusion, the Board considered the importance of having an interested chairperson that is familiar with our day-to-day management activities, our portfolio companies and the operations of our Adviser. The Board concluded that the combined role enhances, among other things, the Board’s understanding of our investment portfolio, business, finances and risk management efforts. In addition, the Board believes that Mr. Gladstone’s employment by the Adviser better allows for the efficient mobilization of the Adviser’s resources at the Board’s behest and on its behalf.

Information Regarding Committees of the Board of Directors

Our Board has five committees: the Audit Committee, a Compensation Committee, an Offering Committee and an Executive Committee and the Ethics Committee. The following table shows the current composition of each of the committees of our Board:

Name	Audit	Compensation	Executive	Offering	Ethics, Nominating and Corporate Governance
Paul W. Adelgren †		X			*X
Terry Lee Brubaker			X	X
Terry Earhart		X			X
Michela English	X
David Gladstone			*X	*X
John H. Outland		*X			X
Anthony W. Parker	*X		X	X
John D. Reilly	X

†	Lead Independent Director
*	Committee Chairperson

Below is a description of each committee of our Board. All committees other than the Executive Committee have the authority to engage legal counsel or other experts or consultants, as they deem appropriate to carry out their responsibilities. Our Board has determined that each member of each committee meets the applicable NASDAQ rules and regulations regarding “independence” and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to us (other than with respect to the Executive and Offering Committees, for which there are no applicable independence requirements).

Audit Committee

The Audit Committee oversees our corporate accounting and financial reporting process. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance of and assesses the qualifications of the independent registered public accounting firm; determines and approves the engagement of the independent registered public accounting firm; determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm; reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on our audit engagement team as required by law; confers with management and the independent registered public accounting firm regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review our annual audited financial statements and quarterly financial statements with management and the independent registered public accounting firm, including reviewing our disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” During fiscal 2013, the Audit Committee was comprised of Messrs. Parker (Chairperson), Reilly, Mead and Ms. English. Mr. Mead’s term of office expired at our August 2012 annual meeting of stockholders and his committee assignment was not reassigned to another member of our Board. Messrs. Adelgren, Earhart and Outland currently serve as alternate members of the Audit Committee. Alternate members of the Audit Committee serve and participate in meetings of the Audit Committee only in the event of an absence of a regular member of the Audit Committee. The Audit Committee met eight times during the last fiscal year. The Audit Committee has adopted a written charter that is available to stockholders on our website at www.gladstoneinvestment.com.

Our Board reviews the NASDAQ listing standards definition of independence for audit committee members and has determined that all members and alternate members of our Audit Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards). No members of the Audit Committee received any compensation from us during the last fiscal year other than directors’ fees. Our Board has unanimously determined that all Audit Committee members and alternate members are financially literate under current NASDAQ rules and that each of Messrs. Parker and Reilly and Ms. English qualify as an “audit committee financial expert,” as defined in applicable SEC rules. Our Board made a qualitative assessment of the members’ level of knowledge and experience based on a number of factors, including formal education and experience. Messrs. Parker and Reilly and Ms. English also serve on the audit committee of Gladstone Capital Corporation, Gladstone Commercial Corporation Capital and Gladstone Land Corporation. Our Audit Committee’s alternate members, Messrs. Adelgren, Earhart and Outland, also serve as alternate members on the audit committees of Gladstone Capital Corporation, Gladstone Commercial Corporation and Gladstone Land Corporation. Our Board has determined that this simultaneous service does not impair the respective directors’ ability to effectively serve on our Audit Committee.

Compensation Committee

The Compensation Committee operates pursuant to a written charter that is available to stockholders on our website at www.gladstoneinvestment.com. The Compensation Committee conducts periodic reviews of our investment advisory and management agreement with our Adviser (the “Advisory Agreement”) and our administration agreement with our Administrator (the “Administration Agreement”) to evaluate whether the fees paid to our Adviser and our Administrator under the agreements are in the best interests of us and our stockholders. The committee considers in such periodic reviews, among other things, whether the performance of our Adviser and our Administrator are reasonable in relation to the nature and quality of services performed and whether the provisions of the Advisory and Administration Agreements are being satisfactorily performed. The Compensation Committee also reviews with management our Compensation Discussion and Analysis to consider whether to recommend that it be included in proxy statements and other filings. During the last fiscal year, the Compensation Committee was comprised of Messrs. Outland (Chairperson), Adelgren, Earhart and Mead. Mr. Mead’s term of office expired at our August 2012 annual meeting of stockholders and his committee assignment was not reassigned to another member of our Board at that time. Mr. Earhart was appointed to the Compensation Committee in October 2012. Messrs. Parker and Reilly and Ms. English continue to serve as alternate members of the Compensation Committee. Alternate members of the Compensation Committee serve and participate in meetings of the Compensation Committee only in the event of an absence of a regular member of the Compensation Committee. The Compensation Committee met four times during the last fiscal year.

Compensation Committee Interlocks and Insider Participation

During the last fiscal year, the Compensation Committee consisted of Messrs. Outland, Adelgren, Earhart and Mead and Messrs. Parker and Reilly and Ms. English served as alternate members of the Compensation Committee. None of Messrs. Outland, Adelgren, Earhart, Mead, Parker, Reilly or Ms. English is or has been one of our executive officers. Further, none of our executive officers has ever served as a member of the Compensation Committee or as a director of another entity any of whose executive officers served as a member of our Compensation Committee or as a member of our Board of Directors.

COMPENSATION COMMITTEE REPORT2

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis (“CD&A”) contained in this Proxy Statement. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the CD&A be included in this Proxy Statement and incorporated into our Annual Report on Form 10-K for the fiscal year ended March 31, 2013.

Submitted by the Compensation Committee

John H. Outland, Chairperson

Paul W. Adelgren

Terry Earhart

Ethics, Nominating and Corporate Governance Committee

The Ethics Committee is responsible for identifying, reviewing and evaluating candidates to serve as our directors (consistent with criteria approved by our Board), reviewing and evaluating incumbent directors, recommending to our Board for selection candidates for election to our Board, making recommendations to our Board regarding the membership of the committees of our Board, assessing the performance of our Board, and developing our corporate governance principles. Our Ethics Committee charter can be found on our website at www.gladstoneinvestment.com. During fiscal year 2013, membership of the Ethics Committee was comprised of Messrs. Adelgren (Chairperson), Earhart and Outland. Mr. Earhart was appointed to the Ethics Committee in October 2012. Messrs. Mead, Parker, Reilly and Ms. English served as alternate members of the Ethics Committee, with Mr. Mead resigning from the Board in August 2012. Alternate members of the Ethics Committee serve and participate in meetings of the committee only in the event of an absence of a regular member of the committee. Each member of the Ethics Committee is independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards). The Ethics Committee met four times during the last fiscal year.

Information Regarding the Process for Nominating Director Candidates

The Ethics Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Ethics Committee also considers such factors as possessing relevant

[2]	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any of our filings under the 1933 Act or the 1934 Act, other than our Annual Report on Form 10-K, where it shall be deemed to be “furnished,” whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to our affairs, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders. However, the Ethics Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of our Board, our operating requirements and the long-term interests of our stockholders.

Though we have no formal policy addressing diversity, the Ethics Committee and Board believe that diversity is an important attribute of directors and that our Board should be the culmination of an array of backgrounds and experiences and be capable of articulating a variety of viewpoints. Accordingly, the Ethics Committee considers in its review of director nominees factors such as values, disciplines, ethics, age, gender, race, culture, expertise, background and skills, all in the context of an assessment of the perceived needs of us and our Board at that point in time in order to maintain a balance of knowledge, experience and capability.

In the case of incumbent directors whose terms of office are set to expire, the Ethics Committee reviews such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Ethics Committee also determines whether such new nominee must be independent for NASDAQ purposes, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Ethics Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Ethics Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board. The Ethics Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to our Board by majority vote. To date, the Ethics Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

Stockholder Recommendation of Director Candidates to the Ethics, Nominating and Corporate Governance Committee

The Ethics Committee will consider director candidates recommended by stockholders. The Ethics Committee does not alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder or not. Stockholders who wish to recommend individuals for consideration by the Ethics Committee to become nominees for election to our Board may do so by timely delivering a written recommendation to the Ethics Committee at the address set forth on the cover page of this Proxy Statement and containing the information required by our Bylaws.

For nominations for election to our Board or other business to be properly brought before an annual meeting by a stockholder, the stockholder must comply with the advance notice provisions and other requirements of Article III, Section 5 of our Bylaws. These notice provisions require that nominations for directors must be received no earlier than April 10, 2014 (120 days before the first anniversary of the 2013 Annual Meeting of Stockholders) and no later than May 10, 2014 (90 days before the first anniversary of the 2013 Annual Meeting of Stockholders). In the event that an annual meeting is advanced or delayed by more than 30 days from the first anniversary of the prior year’s annual meeting, notice by the stockholder, to be timely, must be delivered not earlier than the close of business on the 120th day prior to such annual meeting date and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record owner of our stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. To date, the Ethics Committee has not received or rejected a timely director nominee proposal from a stockholder or stockholders.

Stockholder Communications with the Board of Directors

Our Board has adopted a formal process by which our stockholders may communicate with our Board or any of its directors. Persons interested in communicating with our Board with their concerns or issues may address correspondence to our Board, to a particular director, or to the independent directors generally, in care of Gladstone Investment Corporation, Attention: Investor Relations, at 1521 Westbranch Drive, Suite 200, McLean, Virginia, 22102. This information is also contained on our website at www.gladstoneinvestment.com.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code”) that applies to all of our officers and directors and to the employees of our Adviser and our Administrator. The Ethics Committee reviews, approves and recommends to our Board any changes to the Code. They also review any violations of the Code and make recommendations to our Board on those violations. The Code is available on our website at www.gladstoneinvestment.com. If we make any substantive amendments to the Code or grant any waiver from a provision of the Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

The Executive Committee

The Executive Committee, which is comprised of Messrs. Gladstone (Chairman), Brubaker and Parker, has the authority to exercise all powers of our Board, except for actions that must be taken by a majority of independent directors or the full Board under applicable rules and regulations. The Executive Committee did not meet during the last fiscal year.

The Offering Committee

The Offering Committee, which is comprised of Messrs. Gladstone (Chairman), Brubaker and Parker, with each of our other current and future directors who meet the independence requirements of NASDAQ serving as alternates for Mr. Parker, is responsible for assisting the Board in discharging its responsibilities regarding the offering from time to time of our securities. The Offering Committee has all powers of the Board that are necessary or appropriate and may lawfully be delegated to the Offering Committee in connection with an offering of our securities. Our Offering Committee was formed in January 2013, and operates pursuant to a written charter, which can be found in the Corporate Governance section of our website at www.gladstoneinvestment.com. The Offering Committee did not meet during the last fiscal year.

Oversight of Risk Management

Since September 2007, Jack Dellafiora has served as our chief compliance officer and, in that position, Mr. Dellafiora directly oversees our enterprise risk management function and reports to our chief executive officer, the Audit Committee and our Board in this capacity. In fulfilling his risk management responsibilities,

Mr. Dellafiora works closely with our internal counsel and members of our executive management including, among others, our chief executive officer, chief financial officer and treasurer and chief operating officer. Our Board, in its entirety, plays an active role in overseeing management of our risks. Our Board regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. Each committee of our Board plays a distinct role with respect to overseeing management of our risks:

•

Audit Committee: Our Audit Committee oversees the management of enterprise risks. To this end, our Audit Committee meets at least quarterly (i) to discuss our risk management guidelines, policies and exposures and (ii) with our independent registered public accounting firm to review our internal control environment and other risk exposures.

•

Compensation Committee: Our Compensation Committee oversees the management of risks relating to the fees paid to our Adviser and Administrator under the Advisory Agreement and the Administration Agreement, respectively. In fulfillment of this duty, the Compensation Committee meets at least annually to review these agreements. In addition, the Compensation Committee reviews the performance of our Adviser to determine whether the compensation paid to our Adviser was reasonable in relation to the nature and quality of services performed and whether the provisions of the Advisory Agreement were being satisfactorily performed.

•	Ethics, Nominating and Corporate Governance Committee: Our Ethics Committee manages risks associated with the independence of our Board and potential conflicts of interest.

While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the committees each report to our Board on a regular basis to apprise our Board regarding the status of remediation efforts of known risks and of any new risks that may have arisen since the previous report.

PROPOSAL 2

TO AUTHORIZE US, WITH THE APPROVAL OF OUR BOARD OF DIRECTORS, TO ISSUE AND

SELL SHARES OF OUR COMMON STOCK (DURING THE NEXT 12 MONTHS) AT A PRICE

BELOW ITS THEN CURRENT NET ASSET VALUE PER SHARE SUBJECT TO CERTAIN LIMITATIONS SET FORTH HEREIN (INCLUDING, WITHOUT LIMITATION, THAT THE NUMBER OF SHARES ISSUED AND SOLD PURSUANT TO SUCH AUTHORITY DOES NOT EXCEED 25% OF OUR THEN OUTSTANDING COMMON STOCK

IMMEDIATELY PRIOR TO EACH SUCH SALE)

Stockholder Authorization

The 1940 Act generally prohibits us, as a business development company (“BDC”) from issuing and selling shares of our common stock at a price below the then current NAV per share, with certain exceptions. One such exception would permit us to issue and sell shares of our common stock at a price below NAV per share at the time of sale if our stockholders approve our ability to conduct such an offering within the one year period immediately prior to any such sale, provided that our Board also makes certain determinations prior to any such sale.

Accordingly, we are seeking the approval of our stockholders so that we may, in one or more public or private offerings, issue and sell shares of our common stock at a price below our then current NAV per share. It should be noted that the maximum number of shares that we could issue and sell at a per share price below NAV per share pursuant to this authority would be limited to 25% of our then outstanding common stock immediately prior to each such sale. If approved, the authorization would be effective for a period expiring on the first anniversary of the date of the stockholders’ approval of this proposal and would permit us to engage in such transactions at various times within that period, subject to further approval from our Board. We believe that our proposal complies with the guidelines issued by the independent proxy advisory firm, Institutional Shareholder Services (“ISS”), for this type of proposal. ISS guidelines can be found at www.issgovernance.com/files/ISS2013USSummaryGuidelines.pdf.

Generally, common stock offerings are priced based on the market prices of the outstanding shares of common stock. Because over the last three years our common stock has consistently, and at times significantly, traded at a market price below NAV per share, stockholder approval would permit us to issue and sell shares of our common stock in accordance with pricing standards that market conditions generally require, and would also assure stockholders that the number of shares issued and sold pursuant to such authority does not exceed 25% of our then outstanding common stock immediately prior to each such sale. If stockholders approve this proposal, we should have greater flexibility in taking advantage of changing market and financial conditions in connection with an equity offering. As of the date of this Proxy Statement, our Board has approved an offering of this type in principle, but has not approved the terms of a specific offering, nor does it have any immediate plans to do so. In October 2012, we conducted our only offering of common stock at a public offering price below NAV. The net dilutive effect of the issuance of common stock, net of expenses, to NAV per share, in the October 2012 offering was $0.31, or 3.47%, per share of common stock.

Reasons to Offer Common Stock Below Net Asset Value

We believe that market conditions will continue to provide opportunities to invest new capital at potentially attractive returns. Although we are seeing increased stability over recent months, for the past several years, U.S. credit markets, including many lending institutions, have experienced significant difficulties resulting from the recent U.S. recession and current difficult economic conditions. This has contributed to significant stock price volatility for capital providers such as our Company and has made access to capital more challenging for many smaller businesses. However, these changes in the credit market conditions also have beneficial effects for capital providers like us because small business are selling for lower prices, are generally willing to pay higher interest rates and to accept more contractual terms that are more favorable to us in their investment agreements. Accordingly, for firms that continue to have access to capital, we believe that the current environment should provide investment opportunities on more favorable terms than have been available in recent periods. Our ability to take advantage of these opportunities is dependent upon our access to equity capital.

As a BDC and a regulated investment company (“RIC”) for tax purposes, we are dependent on our ability to raise capital through the issuance of common stock. RICs generally must distribute substantially all of their earnings to stockholders as dividends in order to achieve pass-through tax treatment, which prevents us from using those earnings to support new investments. Further, BDCs must maintain a debt to equity ratio of less than one dollar of debt for one dollar of equity, which requires us to finance our investments with at least as much equity as debt in the aggregate. We maintain sources of liquidity through a portfolio of liquid assets and other means but generally attempt to remain close to fully invested and do not hold substantial cash for the purpose of making new investments. Therefore, to continue to build our investment portfolio, and thereby have the ability to support the maintenance of our dividends, we endeavor to maintain consistent access to capital through the public and private equity markets enabling us to take advantage of investment opportunities as they arise.

Since our initial public offering in 2005, our common stock has consistently traded at a discount in relation to its NAV. The following table lists the high and low sales prices for our common stock, and such sales price as a percentage of NAV. On June 13, 2013, the last reported closing sale price of our common stock was $7.35 per share.

		Sales Price		Discount of High Sales Price to NAV(2)	Discount of Low Sales Price to NAV(2)
	NAV(1)	High	Low
Fiscal Year ended March 31, 2011
First Quarter	$8.86	$6.91	$5.07	22%	43%
Second Quarter	$8.43	$6.94	$5.50	18%	35%
Third Quarter	$9.00	$8.00	$6.50	11%	28%
Fourth Quarter	$9.00	$8.55	$6.81	5%	24%
Fiscal Year ended March 31, 2012
First Quarter	$9.06	$7.92	$6.75	13%	25%
Second Quarter	$9.48	$7.68	$6.22	19%	34%
Third Quarter	$9.58	$7.72	$6.06	19%	37%
Fourth Quarter	$9.38	$8.50	$7.22	9%	23%
Fiscal Year ended March 31, 2013
First Quarter	$9.10	$7.88	$6.90	14%	24%
Second Quarter	$8.93	$8.07	$7.20	10%	19%
Third Quarter	$8.65	$8.02	$6.59	7%	24%
Fourth Quarter	$9.10	$7.72	$6.95	15%	24%

(1)	NAV per share is determined as of the last day in the relevant quarter and, therefore, may not reflect the NAV per share on the date of the high and low sales prices during such quarter. The per share NAVs shown are based on outstanding shares at the end of each period.
(2)	Calculated as the difference between the NAV per share and the respective high or low sales price, divided by NAV per share.

The current volatility in the credit market and the uncertainty surrounding the U.S. economy has led to significant stock market fluctuations, particularly with respect to the stock of financial services companies like our Company. During times of increased price volatility, our common stock may be more likely to trade at a price below its NAV per share, which is not uncommon for BDCs like us. As noted above, however, the current market dislocation has created, and we believe will continue to create, favorable opportunities to invest in small businesses, including opportunities that we believe may increase NAV over the longer-term, even if financed with the issuance of common stock below NAV per share. We expect that attractive investment opportunities will require us to make an investment commitment quickly. Because we generally attempt to remain fully invested and do not intend to maintain cash for the purpose of making these investments, we may be unable to capitalize on investment opportunities presented to us unless we are able to quickly raise capital. We believe that stockholder approval of the proposal to issue and sell shares of common stock below NAV per share subject to the conditions detailed below will provide us with the flexibility to invest in such opportunities.

The Board believes that having the flexibility to issue and sell our common stock below NAV per share in certain instances is in the best interests of stockholders. If we are unable to access the capital markets as attractive investment opportunities arise, our ability to grow over time and continue to pay steady or increasing dividends to stockholders could be adversely affected. It could also have the effect of forcing us to sell assets that we would not otherwise sell, and such sales could occur at times that are disadvantageous to sell. The Board also believes that increasing our assets will lower our expense ratio by spreading our fixed costs over a larger asset base. The issuance and sale of additional common stock might also enhance the liquidity of our common stock on NASDAQ. Additionally, while it is possible for a BDC to issue and sell its shares through a transferable rights offering at a price that is below NAV per share, such offerings may ultimately be at a discount greater than in an offering of our shares at a market price below our NAV per share, thus we believe that having the ability to issue and sell our common stock below NAV per share in accordance with the terms of this proposal would, in many instances, be preferable to such an issuance pursuant to a transferable rights offering.

Offerings Below NAV

Sales by us of our common stock at a price below NAV per share pose potential risks for our existing common stockholders whether or not they participate in an offering, as well as for new investors who participate in the offering. Any sale of common stock at a price below NAV per share would result in an immediate dilution to existing common stockholders who do not participate in such sale on at least a pro-rata basis. The following three headings and accompanying tables explain and provide hypothetical examples on the impact of an offering of our common stock at a price less than NAV per share on three different types of investors:

•	existing common stockholders who do not purchase any shares in an offering;

•	existing common stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in an offering; and

•	new investors who become common stockholders by purchasing shares in an offering.

Impact on Existing Common Stockholders Who Do Not Participate in an Offering

Our existing common stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increase. Further, if current common stockholders do not purchase sufficient shares to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV, their voting power will be diluted.

The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating common stockholder in three different hypothetical offerings of different sizes and levels of discount from NAV per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that we have 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per share are thus $10,000,000 and $10.00, respectively. The table illustrates the dilutive effect on a nonparticipating common stockholder of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from NAV), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV) and (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from NAV). The prospectus or related prospectus supplement pursuant to which any discounted offering is made will include a chart based on the actual number of shares of common stock in such offering and the actual discount to the most recently determined NAV.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Decrease to NAV per Share
Total Shares Outstanding.	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share.	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.33)%
Dilution to Stockholder
Shares Held by Common Stockholder	10,000	10,000	—	10,000	—	10,000	—
Percentage Held by Common Stockholder	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Values
Total NAV Held by Common Stockholder	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$96,700	(3.33)%
Total Investment by Common Stockholder (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Common Stockholder (Total NAV Less Total Investment)	—	$(200)	—	$(900)	—	$(3,300)	—

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Per Share Amounts
NAV Per Share Held by Common Stockholder	—	$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Common Stockholder (Assumed to be $10.00 per Share on Shares Held prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Common Stockholder (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—
Percentage Dilution to Common Stockholder (Dilution per Share Divided by Investment per Share)	—	—	(0.20)%	—	(0.90)%	—	(3.33)%

Impact on Existing Common Stockholders Who Do Participate in an Offering

Our existing common stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating common stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution will decrease as the number of shares such common stockholder’s purchase increases. Existing common stockholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing common stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to an offering. The level of accretion will increase as the excess number of shares such common stockholder purchases increases. Even a common stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such common stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of an offering and level of discount to NAV increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart for a common stockholder that acquires shares equal to (1) 50% of its proportionate share of an offering (i.e., 1,000 shares, which is 0.50% of an offering 200,000 shares rather than its 1% proportionate share) and (2) 150% of such percentage (i.e., 3,000 shares, which is 1.50% of an offering of 200,000 shares rather than its 1% proportionate share). The prospectus or related prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share. It is not possible to predict the level of market price decline that may occur.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—
Increases in Shares and Decrease to NAV per Share
Total Shares Outstanding	1,000,000	1,200,000	20.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.67	(3.33)%	$9.67	(3.33)%
Dilution/Accretion to Stockholder
Shares Held by Common Stockholder	10,000	11,000	10.00%	13,000	30.00%
Percentage Held by Common Stockholder	1.0%	0.92%	(8.33)%	1.08%	8.33%
Total Asset Values
Total NAV Held by Common Stockholder	$100,000	$106,333	6.33%	$125,667	25.67%
Total Investment by Common Stockholder (Assumed to be $10.00 per Share on Shares Held prior to Sale)	$100,000	$108,420	—	$125,260	—
Total Dilution/Accretion to Common Stockholder (Total NAV Less Total Investment)	—	(2,087)	—	$407	—
Per Share Amounts
NAV Per Share Held by Common Stockholder	—	$9.67	—	$9.67	—
Investment per Share Held by Common Stockholder (Assumed to be $10.00 per Share on Shares Held prior to Sale)	$10.00	$9.86	(1.44)%	$9.64	(3.65)%
Dilution/Accretion per Share Held by Common Stockholder (NAV per Share Less Investment per Share)	—	$(0.19)	—	$0.03	—
Percentage Dilution/Accretion to Common Stockholder (Dilution/Accretion per Share Divided by Investment per Share)	—	—	(1.92)%	—	0.32%

Impact on New Investors

Investors who are not currently common stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share (due to selling compensation and expenses paid by us) will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently common stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the NAV of their common shares and their NAV per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new common stockholder does not participate, in which case such new common stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of an offering and level of discounts increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same 5%, 10% and 20% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1%) of the common shares in the offering as the stockholder in the prior examples held immediately prior to the offering. The prospectus or related prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share. It is not possible to predict the level of market price decline that may occur.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Decrease to NAV per Share
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.33)%
Dilution/Accretion to Stockholder
Shares Held by Common Stockholder	—	500	—	1,000	—	2,000	—
Percentage Held by Common Stockholder	0.0%	0.05%	—	0.09%	—	0.17%	—
Total Asset Values
Total NAV Held by Common Stockholder	—	$4,990	—	$9,910	—	$19,340	—
Total Investment by Common Stockholder	—	$5,000	—	$9,470	—	$16,840	—
Total Dilution/Accretion to Common Stockholder (Total NAV Less Total Investment)	—	$(10)	—	$440	—	$2,500	—
Per Share Amounts
NAV Per Share Held by Common Stockholder	—	$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Common Stockholder	—	$10.00	—	$9.47	—	$8.42	—
Dilution/Accretion per Share Held by Common Stockholder (NAV per Share Less Investment per Share)	—	$(0.02)	—	$0.44	—	$1.25	—
Percentage Dilution/Accretion to Common Stockholder (Dilution/Accretion per Share Divided by Investment per Share)	—	—	(0.20)%	—	4.65%	—	14.85%

Conditions to Sales Below Net Asset Value

If this proposal is approved, we would not issue and sell our common stock below its per share NAV unless (i) the number of shares issued and sold pursuant to such authority does not exceed 25% of our then outstanding common stock immediately prior to each such sale, and (ii) our Board concludes that there are attractive near-term investment opportunities that it reasonably believes will lead to a long-term increase in NAV. In making such a determination, our Board will have a duty to act in the best interests of us and our stockholders. To the extent we issue and sell shares of our common stock below NAV per share in a publicly registered transaction, our market capitalization and the amount of our publicly tradable common stock will increase, thus affording all common stockholders potentially greater liquidity in the market for our shares.

If this proposal is approved, we will issue and sell shares of our common stock at a price below NAV per share only if a majority of our directors who have no financial interest in the issuance and sale, and a majority of such directors who are not interested persons of ours, have determined in good faith that (i) the sale is in the best interest of us and our stockholders and (ii) the price at which such securities are to be issued and sold is not less than a price which closely approximates the market value of those securities, less any distributing commission or discount. This determination must be made in consultation with the underwriter or underwriters of the offering, if any, and as of a time immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such securities or immediately prior to the issuance of such securities.

Key Stockholder Considerations

Before voting on this proposal or giving proxies with regard to this matter, stockholders should consider the potentially dilutive effect on the NAV per outstanding share of common stock of the issuance and sale of shares of our common stock at a price less than NAV per share, and should also consider the effect that the expenses associated with such issuance and sale may have on the NAV per outstanding share of our common stock. Any issuance and sale of common stock at a price below NAV per share would result in an immediate dilution to existing common stockholders. If we issue and sell shares in accordance with the terms of this proposal, the resulting dilution could be substantial. This dilution would include reduction in the NAV per share of the outstanding common stock as a result of the issuance and sale of shares at a price below the then current NAV per share and a proportionately greater decrease in a stockholder’s interest in our earnings and assets, and in voting interests, than the increase in our assets resulting from such issuance and sale. In addition, any payment of underwriting compensation could further increase the dilution. Our Board will consider the potential dilutive effect of the issuance and sale of shares in accordance with this proposal when considering whether to authorize any such issuance and sale. It should be noted that the maximum number of shares that we could issue and sell at a per share price below NAV per share pursuant to this authority would be limited to 25% of our then outstanding common stock immediately prior to each such sale.

The 1940 Act establishes a connection between common share sale price and NAV per share because, when stock is sold at a sale price below NAV per share, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the issuer. Stockholders should also consider that they will have no subscription, preferential or preemptive rights to additional shares of common stock proposed to be authorized for issuance, and thus any future issuance of common stock at a price below NAV will dilute a stockholder’s holdings of common stock as a percentage of shares outstanding to the extent the stockholder does not purchase sufficient shares in the offering or otherwise to maintain the stockholder’s percentage interest. Further, if the stockholder does not purchase any shares to maintain the stockholder’s percentage interest, regardless of whether such offering is at a price above or below the then current NAV, the stockholder’s voting power will be diluted.

Required Vote

The affirmative vote of each of the following is required to approve this proposal: (1) a majority of our outstanding voting securities; and (2) a majority of our outstanding voting securities, that are not held by affiliated persons of the Company. The outstanding common and preferred stock voting together as a single class represent our outstanding voting securities. For purposes of this proposal, the 1940 Act defines a majority of the outstanding voting securities as the vote of the lesser of: (1) 67% or more of the voting securities of the Company present at the annual meeting, if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Company. Each abstention will have the effect of a vote against this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2.

PRINCIPAL ACCOUNTING FIRM FEES AND SERVICES

The Audit Committee has selected PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm, which will audit the Company’s financial statements for the fiscal year ending March 31, 2014. PwC has audited the Company’s financial statements since its fiscal year ended March 31, 2006. The Audit Committee, in its discretion and subject to approval by our Board in accordance with the 1940 Act, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. Representatives of PwC are expected to be present at the annual meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Independent Registered Public Accounting Firm Fees

The following table represents the aggregate amount of fees capitalized or expensed by us for the fiscal years ended March 31, 2013 and March 31, 2012 that were billed by PwC, our principal independent registered public accounting firm.

	2013	2012
Audit Fees	$310,000	$307,981
Audit-related Fees	$69,500	$65,500
Tax Fees	$12,500	$12,500
All Other Fees	$0	$0
Total	$392,000	$385,981

Audit Fees. Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide. In addition to fees for the audit of our annual financial statements, the audit of the effectiveness of our internal control over financial reporting and the review of our quarterly financial statements in accordance with generally accepted auditing standards, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.

Audit Related Fees. Audit related fees are assurance related services that traditionally are performed by the independent accountant, such as attest services that are not required by statute or regulation.

Tax Fees. Tax fees include corporate and subsidiary compliance and consulting.

All Other Fees. Fees for other services would include fees for products and services other than the services reported above, including any non-audit fees.

All fees described above were approved by the Audit Committee. During the fiscal years ended March 31, 2012 and 2013, the aggregate non-audit fees billed by PwC for services rendered to our Adviser and any entity controlling, controlled by or under common control with our Adviser that provides ongoing services to us were $12,500 and $35,000, respectively. All of these fees were for professional services rendered to our Adviser and its parent for tax services. The Audit Committee has considered whether, and believes that, the rendering of these services to our Adviser and entities controlling, controlled by or under common control with our Adviser is compatible with maintaining the independent registered public accounting firm’s independence.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, PwC. The policy generally pre-approves specified services in the defined categories of audit services, audit related services, and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual explicit case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of the services other than audit services currently being provided by PwC is compatible with maintaining the independent registered public accounting firm’s independence.

During fiscal years 2012 and 2013, 100% of our audit fees associated with our independent registered public accounting firm were preapproved by our Audit Committee.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS1

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, with and without management present. The Audit Committee included in its review results of the independent registered public accounting firm’s examinations, the Company’s internal controls, and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s chief executive officer and chief financial officer that are required in periodic reports filed by the Company with the Securities and Exchange Commission. The Audit Committee further reviewed with the independent registered public accounting firm their opinion on the effectiveness of the internal control over financial reporting of the Company. The Audit Committee is satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.

The Audit Committee also has discussed with PricewaterhouseCoopers LLP matters relating to the independent registered public accounting firm’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Statement of Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence (Communications with Audit Committees). The Audit Committee discussed and reviewed with PricewaterhouseCoopers LLP the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of PricewaterhouseCoopers LLP’s audits and all fees paid to PricewaterhouseCoopers LLP during the fiscal year. The Audit Committee adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by PricewaterhouseCoopers LLP for the Company. The Audit Committee has reviewed and considered the compatibility of PricewaterhouseCoopers LLP’s performance of non-audit services with the maintenance of PricewaterhouseCoopers’ independence as the Company’s independent registered public accounting firm.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2013, for filing with the Securities and Exchange Commission. In addition, the Audit Committee approved the engagement of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2014.

Submitted by the Audit Committee

Anthony W. Parker, Chairperson

Michela A. English

John D. Reilly

[1]	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any of our filings under the Securities Act of 1933, as amended (the “1933 Act”) or the 1934 Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 24, 2013 (unless otherwise indicated), the beneficial ownership of each current director, each of the executive officers, the executive officers and directors as a group and each stockholder known to our management to own beneficially more than 5% of the outstanding shares of common stock. None of our executive officers or directors own shares of our Series A Term Preferred Stock and, to our knowledge, no person beneficially owns more than 5% of our Series A Term Preferred Stock. Except as otherwise noted, the address of the individuals below is c/o Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 200, McLean, Virginia, 22102.

Beneficial Ownership of Common Stock(1)(2)

Name and Address	Number of Shares	Percent of Total
Directors:
Paul W. Adelgren	4,097	*
Terry Lee Brubaker	37,040	*
David A.R. Dullum	36,065	*
Terry Earhart	0	*
Michela A. English	1,360	*
David Gladstone	456,564	1.7%
John H. Outland	2,291	*
Anthony W. Parker	8,357	*
John D. Reilly	4,000	*

Named Executive Officers (that are not also Directors):
David Watson	6,480	*
All executive officers and directors as a group (10 persons)	556,254	2.1%

5% Stockholders:
Burgundy Asset Management Ltd. (3)	2,640,553	10.0%
181 Bay Street, Suite 4510 Bay Wellington Tower Toronto, Ontario M5J2T3

*	Less than 1%
(1)	This table is based upon information supplied by officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and sole investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 26,475,958 shares outstanding on May 24, 2013.
(2)	Ownership calculated in accordance with Rule 13d-3 of the Exchange Act.
(3)	This information has been obtained from a Schedule 13G filed by Burgundy Asset Management Ltd., or Burgundy, on February 11, 2013, according to which Burgundy has sole voting power with respect to 1,723,730 shares and sole investment power with respect to all 2,640,553 shares reported as beneficially owned.

The following table sets forth, as of May 24, 2013, the dollar range of equity securities that are beneficially owned by each of our directors in the Company and in Gladstone Capital, our affiliate and a business development company, which is also externally managed by our Adviser.

Name	Dollar Range of Equity Securities of the Company Owned by Directors (1)(2)	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(1)(2)
Interested Directors:
David Gladstone	over $100,000	over $100,000
Terry Lee Brubaker	over $100,000	over $100,000
David A.R. Dullum	over $100,000	over $100,000

Independent Directors:
Paul W. Adelgren	$10,001-$50,000	over $100,000
Terry Earhart	None	$10,001-$50,000
Michela A. English	$1-$10,000	$50,001-$100,000
John H. Outland	$10,001-$50,000	$50,001-$100,000
Anthony Parker	$50,001-$100,000	over $100,000
John D. Reilly	$10,001-$50,000	over $100,000

(1)	Ownership is calculated in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on NASDAQ as of May 24, 2013, times the number of shares of the respective class so beneficially owned and aggregated accordingly.

Gladstone Commercial Corporation, our affiliate and a real estate investment trust, is also managed by our Adviser. The following table sets forth certain information regarding the ownership of the common and preferred stock of Gladstone Commercial as of May 24, 2013, by each independent incumbent director and nominee. None of our independent directors owns any class of stock of Gladstone Commercial Corporation, other than those classes listed below.

Name	Number of Common Shares	Percent of Class	Number of 7.125% Series C Cumulative Term Preferred Stock		Percent of Class	Value of Securities($)(1)
Independent Directors:
Paul W. Adelgren	4,345	*	0		0	$88,904
Terry Earhart	0	*	0		0	$0
Michela A. English	2,042	*	0		0	$41,779
John H. Outland	1,528	*	0		0	$31,263
Anthony Parker	19,810	*	0		0	$405,313
John D. Reilly	2,000	*	14,600	(2)	9.1%	$439,500

*	Less than 1%
(1)	Ownership calculated in accordance with Rule 16a-1(a)(2) of the Exchange Act. The value of securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on NASDAQ as of May 24, 2013, times the number of shares of the respective class so beneficially owned and aggregated accordingly.
(2)	Includes 2,700 shares held by Mr. Reilly’s daughter.

Gladstone Land Corporation, our affiliate and a real estate investment company, is also managed by our Adviser. The following table sets forth certain information regarding the ownership of the common stock of Gladstone Land as of May 24, 2013, by each independent incumbent director and nominee.

Name	Number of Common Shares	Percent of Class	Value of Securities($)(1)
Independent Directors:
Paul W. Adelgren	3,015	*	$51,194
Terry Earhart	2,000	*	$33,960
Michela A. English	1,008	*	$17,116
John H. Outland	1,500	*	$25,470
Anthony Parker	4,700	*	$79,806
John D. Reilly	1,000	*	$16,980

*	Less than 1%
(1)	Ownership calculated in accordance with Rule 16a-1(a)(2) of the Exchange Act. The value of securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on The NASDAQ Global Market as of May 24, 2013, times the number of shares of the respective class so beneficially owned and aggregated accordingly.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and our other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended March 31, 2013, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

COMPENSATION DISCUSSION AND ANALYSIS

None of our executive officers receive direct compensation from us. We do not currently have any employees and do not expect to have any employees in the foreseeable future. The services necessary for the operation of our business are provided to us by our officers and the other employees of our Adviser and Administrator, pursuant to the terms of the Advisory and Administration Agreements, respectively. Mr. Gladstone, our chairman and chief executive officer, Mr. Brubaker, our vice chairman, chief operating officer and assistant secretary, and Mr. Dullum, our president and a director, are all employees of and compensated directly by our Adviser. Mr. Watson, our chief financial officer and treasurer is an employee of our Administrator. Under the Administration Agreement, we reimburse our Administrator for our allocable portion of Mr. Watson’s salary. During our last fiscal year, our allocable portion of Mr. Watson’s compensation paid by our Administrator was $50,011.36 of his salary, $18,966.40 of his bonus, and $6,552.30 of the cost of his benefits.

During the fiscal year ended March 31, 2013, we incurred total fees of approximately $6.6 million to our Adviser under the Advisory Agreement and $0.8 million to our Administrator under the Administration Agreement. For a discussion of the terms of our Advisory and Administration Agreement, see “Certain Transactions.”

DIRECTOR COMPENSATION FOR FISCAL 2013

The following table shows for the fiscal year ended March 31, 2013 certain information with respect to the compensation of all directors that are not also executive officers. Our executive officers do not receive any compensation for their service as directors:

Name	Aggregate Compensation from Fund ($)	Total Compensation From Fund and Fund Complex Paid to Directors ($)(1)
Paul W. Adelgren	$35,000	$126,000
Terry Earhart(2)	$14,000	$91,000
Michela A. English	$34,000	$123,000
Gerard Mead(3)	$18,000	$22,000
John H. Outland	$35,000	$126,000
Anthony W. Parker	$36,000	$133,000
John D. Reilly	$34,000	$122,000

(1)	Includes compensation the director received from Gladstone Capital Corporation, as part of our Fund Complex. Also includes compensation the director received from Gladstone Commercial Corporation, our affiliate and a real estate investment trust and Gladstone Land Corporation, our affiliate and a real estate investment company although they are not part of our Fund Complex.
(2)	Terry Earhart was appointed to the Board in October 2012.
(3)	Mr. Mead resigned from the Board effective August 9, 2012.

As compensation for serving on our Board, each of our independent directors receives an annual fee of $20,000, an additional $1,000 for each Board meeting attended, and an additional $1,000 for each committee meeting attended if such committee meeting takes place on a day other than when the full Board meets. In addition, the chairperson of the Audit Committee receives an annual fee of $3,000, and the chairpersons of each of the Compensation and Ethics Committees receive annual fees of $1,000 for their additional services in these capacities. We also reimburse our directors for their reasonable out-of-pocket expenses incurred in attending Board and committee meetings.

We do not pay any compensation to directors who also serve as our officers, or as officers or directors of our Adviser or our Administrator, in consideration for their service to us. Our Board may change the compensation of our independent directors in its discretion. None of our independent directors received any compensation from us during the fiscal year ended March 31, 2013, other than for Board or committee service and meeting fees.

CERTAIN TRANSACTIONS

Advisory and Administration Agreements

Under the Advisory Agreement, our Adviser is responsible for our day-to-day operations and administration, record keeping and regulatory compliance functions. Specifically, these responsibilities included identifying, evaluating, negotiating and consummating all investment transactions consistent with our investment objectives and criteria; providing us with all required records and regular reports to our Board concerning our Adviser’s efforts on our behalf; and maintaining compliance with all regulatory requirements applicable to us. The base management fee is assessed at an annual rate of 2.0% computed on the basis of the average value of our gross assets at the end of the two most recently completed quarters, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. The Advisory Agreement also provides for an incentive fee, which consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee rewards our Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the “hurdle rate”). We pay our Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

•

100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

The second part of the incentive fee is a capital gains incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to our Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio.

Under the Administration Agreement, we pay separately for administrative services, which payments are equal to our allocable portion of our Administrator’s overhead expenses in performing its obligations under the Administration Agreement, including rent for the space occupied by our Administrator, and our allocable portion of the salaries and benefits expenses of our chief financial officer, treasurer, chief compliance officer and controller and their respective staffs.

Our Adviser is controlled by David Gladstone, the chairman of our Board and our chief executive officer. Mr. Gladstone is also the chairman of the Board and chief executive officer of our Adviser. Terry Lee Brubaker, our vice chairman, chief operating officer and assistant secretary, is a member of the board of directors of our Adviser and its vice chairman and chief operating officer.

During the fiscal year ended March 31, 2013, we incurred total fees of approximately $6.6 million to our Adviser under the Advisory Agreement and $0.8 million to our Administrator under the Administration Agreement. The principal executive office of each of the Adviser and the Administrator is located at 1521 Westbranch Drive, Suite 200, McLean, Virginia, 22102.

Loan Servicing Agreement

Our Adviser services our loan portfolio pursuant to a loan servicing agreement with our wholly-owned subsidiary, Gladstone Business Investment, LLC in return for a 2.0% annual fee, based on the monthly aggregate outstanding loan balance of the loans pledged under our credit facility. Loan servicing fees paid to our Adviser under this agreement directly reduce the amount of fees payable under the Advisory Agreement, Loan servicing fees of $3.7 million were incurred for the fiscal year ended March 31, 2013, all of which were directly credited against the amount of the base management fee due to our Adviser under the Advisory Agreement.

Conflict of Interest Policy

We have adopted policies to reduce potential conflicts of interest. In addition, our directors are subject to certain provisions of Delaware law that are designed to minimize conflicts. Under our current conflict of interest policy, without the approval of a “required majority,” as defined under the 1940 Act, which means both a majority of directors who have no financial interest in the transaction and a majority of directors who are not interested persons of ours, we will not:

•	acquire from or sell to any of our officers, directors or employees, or any entity in which any of our officers, directors or employees has an interest of more than 5%, any assets or other property;

•	borrow from any of our directors, officers or employees, or any entity in which any of our officers, directors or employees has an interest of more than 5%; or

•	engage in any other transaction with any of our directors, officers or employees, or any entity in which any of our directors, officers or employees has an interest of more than 5%.

Where allowed by applicable rules and regulations, from time to time we may enter into transactions with our Adviser or one or more of its affiliates. A required majority of our directors, as defined under the 1940 Act, must approve all such transactions with our Adviser or its affiliates.

Indemnification

In our certificate of incorporation and bylaws, we have agreed to indemnify certain officers and directors by providing, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as our director, officer or other agent, to the fullest extent permitted under Delaware law and our bylaws. Notwithstanding the foregoing, the indemnification provisions shall not protect any officer or director from liability to us or our stockholders as a result of any action that would constitute willful misfeasance, bad faith or gross negligence in the performance of such officer’s or director’s duties, or reckless disregard of his or her obligations and duties.

Each of the Advisory and Administration Agreements provide that, absent willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of the reckless disregard of their duties and obligations (as the same may be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder), our Adviser, our Administrator and their respective officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with them are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Adviser’s or Administrator’s services under the Advisory or Administration Agreements or otherwise as an investment adviser of ours.

PROXY VOTING POLICIES AND PROCEDURES

We have delegated our proxy voting responsibility to the Adviser. The proxy voting policies and procedures of the Adviser are set out below. The guidelines are reviewed periodically by the Adviser and our directors who are not “interested persons,” and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”), the Adviser has a fiduciary duty to act solely in our best interests. As part of this duty, the Adviser recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

The Adviser’s policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

The Adviser votes proxies relating to our portfolio securities in what it perceives to be the best interest of our stockholders. The Adviser reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities we hold. In most cases the Adviser will vote in favor of proposals that the Adviser believes are likely to increase the value of the portfolio securities we hold.

Although the Adviser will generally vote against proposals that may have a negative effect on our portfolio securities, the Adviser may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by our Adviser’s portfolio managers. To ensure that the Adviser’s vote is not the product of a conflict of interest, the Adviser requires that (1) anyone involved in the decision-making process disclose to our Adviser’s investment committee any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, the Adviser will disclose such conflicts to us, including our independent directors and may request guidance from us on how to vote such proxies.

Proxy Voting Records

You may obtain information without charge about how the Adviser voted proxies by making a written request for proxy voting information to:

Michael LiCalsi, Internal Counsel and Secretary

c/o Gladstone Investment Corporation

1521 Westbranch Drive

Suite 200

McLean, VA 22102

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of annual meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Gladstone Investment Corporation stockholders will be “householding” our proxy materials. A single set of annual meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of annual meeting materials, please notify your broker. Direct your written request to Investor Relations at 1521 Westbranch Drive, Suite 200, McLean, Virginia, 22102 or call our toll-free investor relations line at 1-866-366-5745. Stockholders who currently receive multiple copies of the annual meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Michael LiCalsi

Secretary

June 21, 2013

GLADSTONE INVESTMENT CORPORATION 1521 WESTBRANCH ROAD, SUITE 200 McLEAN, VA 22102

Proxy Card for Common Stockholders

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M60383-P41067                         KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GLADSTONE INVESTMENT CORPORATION		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors to hold office until the 2016 Annual	☐	☐	☐
Meeting of Stockholders
Nominees:
01) Paul W. Adelgren
02) David Gladstone
03) John H. Outland

The Board of Directors recommends you vote FOR the following proposal:							For	Against	Abstain
2.

To approve a proposal to authorize us, with the approval of our board of directors (the “Board”), to issue and sell shares of our common stock (during the next 12 months) at a price below its then current net asset value per share, subject to certain limitations set forth in the Proxy Statement (including, without limitation, that the number of shares issued and sold pursuant to such authority does not exceed 25% of our then outstanding common stock immediately prior to each such sale).

							☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address changes/comments, mark here. (see reverse for instructions)				☐
Please indicate if you plan to attend this meeting.		☐	☐
		Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M60384-P41067

GLADSTONE INVESTMENT CORPORATION Annual Meeting of Stockholders August 8, 2013–11:00 a.m. Eastern Time This proxy is solicited by the Board of Directors

The undersigned hereby appoints David Watson and Michael LiCalsi, and each of them acting individually, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Gladstone Investment Corporation which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Gladstone Investment Corporation to be held at the Hilton McLean Tysons Corner, located at 7920 Jones Branch Drive, McLean, Virginia 22102, on Thursday, August 8, 2013, at 11:00 a.m. Eastern Time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the matters stated on the reverse side and in accordance with the instructions stated on the reverse side, with discretionary authority as to any and all other matters that may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Address Changes/Comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side

GLADSTONE INVESTMENT CORPORATION 1521 WESTBRANCH ROAD, SUITE 200 McLEAN, VA 22102

Proxy Card for Preferred Stockholders

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M60381-P41067                         KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GLADSTONE INVESTMENT CORPORATION		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors to hold office until the 2016 Annual	☐	☐	☐
Meeting of Stockholders
Nominees:
01) Paul W. Adelgren
02) David Gladstone
03) John H. Outland
04) Terry Earhart

The Board of Directors recommends you vote FOR the following proposal:							For	Against	Abstain
2.

To approve a proposal to authorize us, with the approval of our board of directors (the “Board”), to issue and sell shares of our common stock (during the next 12 months) at a price below its then current net asset value per share, subject to certain limitations set forth in the Proxy Statement (including, without limitation, that the number of shares issued and sold pursuant to such authority does not exceed 25% of our then outstanding common stock immediately prior to each such sale).

							☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address changes/comments, mark here. (see reverse for instructions)				☐
Please indicate if you plan to attend this meeting.		☐	☐
		Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M60382-P41067

GLADSTONE INVESTMENT CORPORATION Annual Meeting of Stockholders August 8, 2013–11:00 a.m. Eastern Time This proxy is solicited by the Board of Directors

The undersigned hereby appoints David Watson and Michael LiCalsi, and each of them acting individually, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Gladstone Investment Corporation which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Gladstone Investment Corporation to be held at the Hilton McLean Tysons Corner, located at 7920 Jones Branch Drive, McLean, Virginia 22102, on Thursday, August 8, 2013, at 11:00 a.m. Eastern Time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the matters stated on the reverse side and in accordance with the instructions stated on the reverse side, with discretionary authority as to any and all other matters that may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Address Changes/Comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side